                                                                    EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT

The Stockholders and Board of Directors
Whittman-Hart, Inc.:

    We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.

                                          KPMG Peat Marwick LLP


Chicago, Illinois
May 7, 1997